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                                  Exhibit 10.1

                               TERM LOAN AGREEMENT

         This Term Loan Agreement (the "Agreement") is made and entered into as March 8, 2002 by and between GREATER BAY BANCORP (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION (the "Bank").

                             ARTICLE I. DEFINITIONS

         1.1    Definitions. Except as otherwise provided, all accounting terms
                -----------
will be construed in accordance with generally accepted accounting principles consistently applied and consistent with those applied in the preparation of the financial statements referred to in paragraph 4.9, and financial data submitted pursuant to this Agreement will be prepared in accordance with such principles. As used herein:

                (a)  "Maturity Date" means June 30, 2002, or such earlier date
                      -------------
on which the Note becomes due and payable pursuant to section 6.2 hereof.

                (b)  "Note" means the promissory note of the Borrower, in form
                      ----
and content reasonably satisfactory to the Bank, evidencing the term loan made by the Bank to the Borrower under the terms hereof.

                (c)  "Subsidiary" or "Subsidiaries" means any entity of which
                      ----------------------------
the Borrower owns, directly or through another Subsidiary, at the date of determination, more than 50% of the outstanding stock having ordinary voting power for the election of directors, irrespective of whether or not at such time stock of any other class or classes might have voting power by reason of the happening of any contingency.

                                ARTICLE II. LOANS

         2.1    Terms for Advance(s). On or about March 11, 2002, the Bank
                -------------------
agrees, subject to the terms and conditions hereof, to make a term loan to the Borrower in an amount up to $25,000,000. The term loan will be evidenced by, be repayable and bear interest in accordance with the Note. The entire unpaid principal balance of the term loan shall be payable in one lump sum on the Maturity Date.

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         2.2    Advances and Paying Procedure. The Bank is authorized and
                -----------------------------
directed to credit any of the Borrower's accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal or interest due under the Note or other amounts due hereunder on the due date with respect thereto. Promptly following the execution hereof, the Borrower will establish and maintain a demand deposit account at the Bank to facilitate repayments hereunder.

         2.3    Interest Rate.
                -------------

                (a)   The Rate. Interest on the unpaid principal balance of the
                      --------
Note outstanding from time to time shall accrue at an annual rate equal to 1.15% (115 basis points) plus the one-month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto, which shall be that one-month LIBOR rate in effect two New York banking days prior to the beginning of each calendar month, such rate to be reset at the beginning of each succeeding month. If the funding of the Note occurs other than on the first day of the month, the initial one-month LIBOR rate shall be that one-month LIBOR rate in effect two New York banking days prior to the date of such funding, which rate plus the percentage described above shall be in effect for the remaining days of the month following such funding; such one-month LIBOR rate to be reset at the beginning of the next succeeding month. Accrued interest shall be payable on the last business day of each calendar month commencing March 31, 2002 and continuing on the last day of each successive month thereafter and on the Maturity Date.

                (b)   Additional Provisions. The Bank's internal records of
                      ---------------------
applicable interest rates shall be determinative in the absence of manifest error. In the event after the date of initial funding any governmental authority subjects the Bank to any new or additional charge, fee, withholding or tax of any kind (other than taxes measured by the net income of the Bank) with respect to any loans hereunder or changes the method of taxation of such loans or changes the reserve or deposit requirements applicable to such loans, the Borrower shall pay to the Bank such additional amounts as will compensate the Bank for such costs or lost income resulting therefrom as reasonably determined by the Bank.

                (c)   Default Rate. Notwithstanding the provisions of section
                      ------------
2.4(a), upon the occurrence and during the continuance of an Event of Default the unpaid principal balance of the Note shall, upon notice from the Bank to the Borrower, bear interest at an annual rate equal to the rate otherwise in effect plus

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three percentage points (3.00%) (the "Default Rate"), payable upon demand. On and after the Maturity Date, the unpaid principal balance of the Note and all accrued interest thereon shall bear interest at the Default Rate and shall be payable upon demand.

                (d)   Calculation.  Interest shall be calculated for the actual
                      -----------
number of days elapsed on the basis of a 360-day year.

                      ARTICLE III. CONDITIONS TO BORROWING

         3.1    Conditions to Borrowing. The Bank will not be obligated to make
                -----------------------
         advances hereunder unless (i) the Bank has received executed copies of this Agreement, the Note and all other documents or agreements applicable to the loans described herein (collectively with this Agreement the "Loan Documents"), in form and content satisfactory to the Bank; (ii) the Bank has received certified copies of the Articles of Incorporation and By-Laws and a certificate of status of the Borrower and the Subsidiaries; (iii) the Bank has received a certified copy of a resolution or authorization in form and content reasonably satisfactory to the Bank authorizing the loan and all acts contemplated by this Agreement and all related documents, and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder; (iv) the Bank has been provided with an opinion of the Borrower's in-house counsel in form and content reasonably satisfactory to the Bank confirming the matters outlined in paragraph
         4.1 and such other matters as the Bank requests; (v) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between the Borrower and the Bank and no condition or event will exist or have occurred which with the passage of time, the giving of notice or both would constitute a default under this Agreement or under any other Loan Documents or under any other agreements by and between the Borrower and the Bank; (vi) the closing of the Borrower's acquisition of Alburger Basso de Grosz Insurance Services, Inc. ("ABD") shall occur either (a) simultaneously with the closing of the transactions contemplated by this Agreement or (b) within 2 business days following notice from the Borrower to the Bank setting forth the closing date for the ABD acquisition; and (vii) all proceedings taken in connection with the transactions contemplated by this Agreement and all instruments, authorizations and other documents applicable thereto, will be reasonably satisfactory to the Bank and its counsel.

                      ARTICLE IV. WARRANTIES AND COVENANTS

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         During the term of this Agreement, and while any part of the credit granted the Borrower is available or any obligations under any of the Loan Documents are unpaid or outstanding, the Borrower warrants and agrees as follows:

         4.1    Organization and Authority; Subsidiaries. The Borrower is a
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validly existing corporation in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower's power; (ii) have been duly authorized by proper corporate action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. Each of the Borrower's Subsidiaries is validly existing in good standing under the laws of its jurisdiction of organization, and each Subsidiary has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties.

         4.2    Litigation and Compliance with Laws. The Borrower and the
                -----------------------------------
Subsidiaries have complied in all material respects with and will continue to so comply with all applicable federal and state laws and regulations: (i) that regulate or are concerned in any way with its or their banking and trust business, including without limitation those laws and regulations relating to the investment of funds, lending of money, collection of interest, extension of credit, and location and operation of banking facilities; or (ii) otherwise relate to or affect the business or assets of Borrower or any of the Subsidiaries or the assets owned, used or occupied by them. Except to the extent previously disclosed to Bank, there are no claims, actions, suits, or proceedings pending, or to the best knowledge of Borrower, threatened or contemplated against or affecting Borrower or any of the Subsidiaries, at law or in equity, or before any federal, state or other governmental authority, or before any arbitrator or arbitration panel, whether by contract or otherwise, and there is no decree, judgment or order of any kind in existence against or restraining Borrower or any of the Subsidiaries, or any of their officers, employees or directors, from taking any action of any kind in connection with the business of Borrower or any of the Subsidiaries. Except to the extent previously disclosed to the Bank, neither Borrower nor any of the Subsidiaries has (i) received from any regulatory authority any criticisms, recommendations or suggestions of a material nature, and Borrower has no reason to believe that any such is contemplated, concerning the

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capital structure of any of the Subsidiaries, loan policies or portfolio, or other banking and business practices of any of the Subsidiaries that have not been resolved to the satisfaction of such regulatory authorities or (ii) entered into any memorandum of understanding or similar arrangement with any federal or state regulator relating to any unsound or unsafe banking practice or conduct or any violation of law respecting the operations of the Borrower or the operations of any of the Subsidiaries.

         4.3    F.D.I.C. Insurance. Each of the Borrower's subsidiary banks is
                ------------------
insured as to deposits by the Federal Deposit Insurance Corporation and no act has occurred which could adversely affect the status of the such banks as an insured bank.

         4.4    Corporate Existence; Business Activities; Assets. The Borrower
                ------------------------------------------------
will (i) preserve its corporate existence, rights and franchises; (ii) carry on its business activities in substantially the manner such activities are conducted as of the date of this Agreement; (iii) not liquidate, dissolve, merge or consolidate with or into another entity; and (iv) not sell, lease, transfer or otherwise dispose of all or substantially all of its assets.

         4.5    Use of Proceeds; Margin Stock; Speculation. (i) Advances by the
                ------------------------------------------
Bank hereunder will be used exclusively by the Borrower to acquire the capital stock of ABD; and (ii) for working capital purposes. The Borrower will not use any of the loan proceeds to purchase or carry "margin" stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of any of the proceeds will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market.

         4.6    Restriction on Liens. The Borrower will not create, incur,
                --------------------
assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Borrower's property now owned or hereafter acquired, except (i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor of the Bank; (iv) other liens disclosed in writing to the Bank prior to the date hereof which are fully subordinated to any security interest or other lien held by the Bank; and (v) liens or pledges of specific investment assets of the Borrower pledged to one or more of the Borrower's subsidiary banks.

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         4.7    Insurance. The Borrower will maintain and cause each Subsidiary
                ---------
to maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to the Bank, including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance.

         4.8    Taxes and Other Liabilities. The Borrower will pay and
                ---------------------------
discharge, and cause each Subsidiary to pay and discharge when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.

         4.9    Financial Statements and Reporting. The financial statements and
                ----------------------------------
other information previously provided to the Bank or provided to the Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in the Borrower's financial condition since such information was provided to the Bank. The Borrower will, and will cause each Subsidiary to (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may reasonably request.

         4.10   Information. The Borrower will make available for review by the
                -----------
Bank, promptly upon Bank's request, financial statements, call reports and any other records or documents of the Borrower or any subsidiary bank. The Borrower and the Subsidiaries will obtain the consent of any person or regulator which it deems necessary or appropriate for disclosure of the information described above.

         4.11   Inspection of Properties and Records; Fiscal Year. The Borrower
                -------------------------------------------------
will permit representatives of the Bank to visit and inspect any of the properties and examine any books and records of the Borrower and the Subsidiaries, at any reasonable time and as often as the Bank may reasonably desire.

                                ARTICLE V. SETOFF

         5.1      Credit Balances; Setoff.  As security for the payment of the
                  -----------------------
obligations described in the Loan Documents and any other obligations of the

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Borrower to the Bank of any nature whatsoever (collectively the "Obligations"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank. The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) set off against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.

                              ARTICLE VI. DEFAULTS

         6.1     Defaults. Notwithstanding any cure periods described below, the
                 --------
Borrower will immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below. Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following will constitute a default:

                 (a)  Nonpayment. The Borrower fails to pay (i) any interest due
                      ----------
on the Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of the Note when due.

                 (b)  Nonperformance. The Borrower fails to perform or observe
                      --------------
any agreement, term, provision, condition, or covenant (other than a default referred to in (a), (c), (d), (e) or (f) of this paragraph 6.1) required to be performed or observed by the Borrower hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

                 (c)  Misrepresentation. Any financial information, statement,
                      -----------------
certificate, representation or warranty given to the Bank by the Borrower (or any of its representatives) in connection with entering into this Agreement or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, proves untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

                 (d)  Default on Other Obligations.  The Borrower will be in
                      ----------------------------
default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or

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securing any indebtedness owing by the Borrower to the Bank or any indebtedness in excess of $1,000,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default will have passed.

                  (e)   Inability to Perform; Bankruptcy/Insolvency. (i) The
                        -------------------------------------------
Borrower ceases to exist; or (ii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, is commenced under any Federal or state law by or against the Borrower; or (iv) the Borrower becomes the subject of any out-of-court settlement with its creditors; or (v) the Borrower is unable or admits in writing its inability to pay its debts as they mature; or (vi) the Borrower or any Subsidiary is closed or taken over by a Regulatory Agency.

                  (f)   Regulatory Orders.  Any governmental or regulatory
                        -----------------
authority takes any formal enforcement action against the Borrower or any Subsidiary.

          6.2     Termination of Loan; Additional Bank Rights. Upon the
                  -------------------------------------------
occurrence of any of the events identified in paragraph 6.1, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; and (ii) set off.

          6.3     Acceleration of Obligations. Upon the occurrence of any of the
                  ---------------------------
events identified in paragraphs 6.1(a) through 6.1(d) and 6.1(f), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under paragraph 6.1(e), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, will thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in paragraph 6.1, paragraph 6.2 or this section will limit the Bank's right to set off as provided in paragraph
5.1 or otherwise in this Agreement.

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         6.4     Other Remedies.  Nothing in this Article VI is intended to
                 --------------
restrict the Bank's rights under any of the Loan Documents or at law, and the Bank may exercise all such rights and remedies as and when they are available.

                           ARTICLE VII. MISCELLANEOUS

         7.1     Delay; Cumulative Remedies. No delay on the part of the Bank in
                 --------------------------
exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have.

         7.2     Relationship to Other Documents. The warranties, covenants and
                 -------------------------------
other obligations of the Borrower (and the rights and remedies of the Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give the Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and specifically negotiated terms (whether included in an addendum or otherwise), the specifically negotiated terms will control.

         7.3     [RESERVED]

         7.4     Expenses and Attorneys' Fees. The Borrower will reimburse the
                 ----------------------------
Bank for all reasonable attorneys' fees and all other costs, fees and out-of-pocket disbursements (including reasonable fees and disbursements of both inside counsel and outside counsel) incurred by the Bank in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents, including fees and costs related to any waivers or amendments with respect thereto. The Borrower will also reimburse the Bank for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral (including reasonable fees and disbursements of both inside and outside counsel).

         7.5     Successors.  The rights, options, powers and remedies granted
                 ----------
in this Agreement and the other Loan Documents will extend to the Bank and to its

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successors and assigns, will be binding upon the Borrower and its successors and assigns and will be applicable hereto and to all renewals and/or extensions hereof.

         7.6    Indemnification. Except for harm arising from the Bank's gross
                ---------------
negligence or willful misconduct, the Borrower hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to any collateral. This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of the Obligations due the Bank.

         7.7    Notice of Claims Against Bank; Limitation of Certain Damages. In
                ------------------------------------------------------------
order to allow the Bank to mitigate any damages to the Borrower from the Bank's alleged breach of its duties under the Loan Documents or any other duty, if any, to the Borrower, the Borrower agrees to give the Bank immediate written notice of any claim or defense it has against the Bank, whether in tort or contract, relating to any action or inaction by the Bank under the Loan Documents, or the transactions related thereto, or of any defense to payment of the Obligations for any reason. The requirement of providing timely notice to the Bank represents the parties' agreed-to standard of performance regarding claims against the Bank. Notwithstanding any claim that the Borrower may have against the Bank, and regardless of any notice the Borrower may have given the Bank, the Bank will not be liable to the Borrower for consequential and/or special damages arising therefrom, except those damages arising from the Bank's willful misconduct.

         7.8    Notices. Although any notice required to be given hereunder or
                -------
under any of the other Loan Documents might be accomplished by other means, notice will always be deemed given when placed in the United States Mail, with postage prepaid, or sent by overnight delivery service, or sent by telex or facsimile, in each case to the address set forth below or as amended.

         7.9    Payments. Payments due under the Note and other Loan Documents
                --------
will be made in lawful money of the United States, and the Bank is authorized to charge payments due under the Loan Documents against any account of the Borrower. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects.

         7.10   Applicable Law and Jurisdiction; Interpretation; Joint
                ------------------------------------------------------
Liability. This Agreement and all other Loan Documents will be governed by and
---------
interpreted

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in accordance with the internal laws of the state where the Bank's main office is located, except to the extent superseded by Federal law. Invalidity of any provisions of this Agreement will not affect any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION WHERE THE BANK'S OFFICE WHICH IS DESIGNATED IN THE NOTE AS THE PLACE FOR PAYMENT IS LOCATED (OR, IN THE ABSENCE OF SUCH DESIGNATION, THE BANK'S MAIN OFFICE), AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR
--------------------
PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTES, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein will affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers will be joint and several, and the reference to "Borrower" will be deemed to refer to all Borrowers.

     7.11  Copies; Entire Agreement; Modification. The Borrower hereby
           --------------------------------------
acknowledges the receipt of a copy of this Agreement and all other Loan
Documents.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER, WHICH OCCURS AFTER RECEIPT BY YOU OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH

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CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

         7.12 Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY JOINTLY AND
              --------------------
SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the undersigned have executed this TERM LOAN AGREEMENT as of March 8, 2002.

                                              GREATER BAY BANCORP

                                              By: /s/ Steven C. Smith
                                              Name: Steven C. Smith
                                              Title: EVP, CAO and CFO

                                              By: /s/ Kamran F. Husain
                                              Name: Kamran F. Husain
                                              Title: Senior Vice President
                                                     Finance & Risk Management
                                              Address:
                                              2860 West Bayshore Road
                                              Palo Alto, CA 94303
                                              Attn: Chief Financial Officer

                                              U.S. BANK NATIONAL ASSOCIATION

                                              By: /s/ Jon B. Beggs
                                              Name: Jon B. Beggs
                                              Title:   Vice President
                                              Address:
                                              777 East Wisconsin Avenue
                                              Milwaukee, WI, 53202
                                              Attn: Jon B. Beggs, Vice President

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